                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                         MHM SERVICES, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]
                               MHM SERVICES, INC.
                        7601 LEWINSVILLE ROAD, SUITE 200
                             MCLEAN, VIRGINIA 22102

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 25, 1996
                            ------------------------

                                                                    June 3, 1996

To The Stockholders:

    The Annual Meeting of Stockholders of MHM SERVICES, INC. (formerly Mental Health Management, Inc.), a Delaware corporation (the "Company"), will be held at 10:00 a.m. on June 25, 1996, at the Company's offices located at 7601 Lewinsville Road, Suite 200, McLean, Virginia for the following purposes:

    1. To elect a Board of five Directors;

    2. To consider and act upon a proposed amendment to the Company's 1993 Stock Option Plan;

    3. To consider and act upon a proposed Non-Employee Directors' Stock Option Plan; and

    4. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

    Only shareholders of record at the close of business on May 22, 1996 are entitled to notice of, and to vote at, the meeting. A list of the shareholders entitled to vote at the meeting may be examined at the Company's executive offices during the ten day period preceding the meeting.

    The Company's Annual Report for 1995 and interim report for the first six months of 1996 are enclosed.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors
                                          VICKI S. HAMMOND
                                          SECRETARY

                                     [LOGO]
                               MHM SERVICES, INC.
                        7601 LEWINSVILLE ROAD, SUITE 200
                             MCLEAN, VIRGINIA 22102

                           --------------------------

                                PROXY STATEMENT

                           --------------------------

                                  INTRODUCTION

    This Proxy Statement and the accompanying form of proxy are being furnished to the stockholders of MHM Services, Inc. (formerly Mental Health Management, Inc.), a Delaware corporation ("Company"), by the Board of Directors of the Company. The proxies are to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. on June 25, 1996, at the Company's offices located at 7601 Lewinsville Road, Suite 200, McLean, Virginia and at any adjournment or postponement thereof. The expense of this proxy solicitation will be paid by the Company. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about June 3, 1996. A copy of the Company's 1995 Annual Report, including financial statements and interim report for the first six months of 1996, is enclosed. In addition to solicitation by mail, employees of the Company may personally solicit proxies.

    The close of business on May 22, 1996 has been fixed by the Board of Directors of the Company ("Board" or "Board of Directors") as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The Company had 3,310,448 shares of Common Stock, $.01 par value per share ("Common Stock"), outstanding and entitled to vote at the close of business on May 22, 1996. Only shareholders of record on that date will be entitled to vote. The holders of shares of Common Stock are entitled to one vote per share.

    Members of the Board of Directors and the executive officers of the Company own an aggregate of 452,259 shares of Common Stock (exclusive of stock options), entitling the Board and officers to an aggregate of approximately 13.7% of the total outstanding votes on all matters scheduled to come before the meeting.

    It is intended that shares of stock represented by proxies in the accompanying form, unless otherwise specified, will be voted for the election of the persons nominated below and for the other proposals set forth in this Proxy Statement. Abstentions and broker non-votes will be treated in accordance with applicable provisions of federal securities law, Delaware law and the Certificate of Incorporation, as amended, and By-Laws of the Company, as described herein.

    A proxy may be revoked by the person giving the proxy at any time prior to the close of voting. Prior to the Annual Meeting, a proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. During the Annual Meeting, a proxy may be revoked by filing a written revocation or a duly executed proxy bearing a later date with the Secretary of the Annual Meeting prior to the close of voting. Attendance at the Annual Meeting by itself is insufficient to revoke a duly executed proxy. Any stockholder of record as of the record date may attend the Annual Meeting and vote in person, whether or not a proxy has previously been given.

                             ELECTION OF DIRECTORS

    A Board of five directors will be elected at the Annual Meeting. According to the Certificate of Incorporation, as amended ("Certificate of Incorporation") and By-Laws of the Company ("By-Laws"), directors are elected annually, and if elected, will serve until the next Annual Meeting and until the election and qualification of their successors. Stockholders do not have cumulative voting rights in the election of directors. The election of Directors requires a plurality of the votes of the shares present or represented at the meeting and entitled to vote. For purposes of the election of Directors abstentions and broker non-votes will be counted as votes present and entitled to vote but will have no effect on the result of the vote.

NOMINEES FOR ELECTION AS DIRECTORS

    The Board of Directors has proposed the five persons listed below as nominees for election as Directors at the Annual Meeting. Four of the nominees, Messrs. Pinkert, Gosman, Kessler and Sandler are currently serving as Directors. The Board has no reason to anticipate that any nominee will decline or be unable to serve. In case any nominee does decline or is unable to serve, proxies may be voted for the election of a substitute nominee, or the Board may elect to reduce the number of directors. Set forth below is information concerning the nominees for election as a director.

NAME                                         AGE   POSITIONS WITH THE COMPANY
- - ------------------------------------         ---   ---------------------------------------------------------
Michael S. Pinkert                            54   President, Chief Executive Officer and Director
Abraham D. Gosman                             66   Director
Kenneth A. Kessler, M.D.                      53   Director
H. Scott Miller                               46   Director Nominee
Michael F. Sandler                            50   Director

    Mr. Pinkert has been President, Chief Executive Officer and a Director of the Company since he founded it in 1981. He was formerly Vice President of Psychiatric Institutes of America ("PIA") from 1979 to 1981. Prior to joining PIA, he was Vice President of Charter Medical Corporation from 1976 to 1977 where he was responsible for international marketing. He also worked in conjunction with Charter and PIA from 1974 to 1975 in establishing a hospital management company in Iran. Mr. Pinkert has worked in the healthcare management and consulting industry for over 30 years. He also serves as a Director of American Psych Systems.

    Mr. Gosman has been a Director of the Company since August 1993. Mr. Gosman has been Chairman of the Board of Trustees and Chief Executive Officer of Meditrust (healthcare financial services) since its organization in 1985 and Chief Executive Officer, President and Chairman of the Board of PhyMatrix Corp. since January 1996. Mr. Gosman served as the Chief Executive Officer and Chairman of the Board of Directors of Continuum Care Corp. (healthcare development) from June 1994 to December 1995. Mr. Gosman was the founder and served as Chairman of the Board of Directors and Chief Executive Officer of The Mediplex Group, Inc. (alternate care and sub-acute care provider) from 1990 to June 1994, and held the same positions with such company during the period from its inception in 1983 to 1988. From August 1989 to March 1991, Mr. Gosman served as an executive officer and Director of American Treatment Centers, Inc. (chemical dependency treatment facilities operator), its subsidiaries and its parent (collectively, "ATC"). In March 1991, Mr. Gosman resigned from all positions with ATC. Proceedings under Chapter 11 of the U.S. Bankruptcy Code were instituted with respect to ATC in April 1991.

    Dr. Kessler has been a Director of the Company since October 1995. Dr. Kessler was the founder and has served as President of American Psych Systems since January 1992. Dr. Kessler was the founder and served as President of American Psych Management, Inc. from September 1983 to December 1989 and served as Chairman of the Board from September 1989 to December 1991. Dr. Kessler has worked in the healthcare industry as a physician for over 25 years.

    Mr. Miller has been the President of Miller International Associates, Inc. (merchant banking) since 1995. Mr. Miller was formerly a Principal of Pulsar Equity Partners (merchant banking) from 1993 to 1995. He was previously Manager, Private Investor Group of Miller, Anderson & Sherrerd

(financial management services) from 1989 to 1993. Mr. Miller is also a director of MEDIQ Incorporated ("MEDIQ") (life support and critical care equipment rentals) and PCI Services, Inc. ("PCI") (pharmaceutical packaging services). Mr. Miller also provides financial advisory services to the Trust described in "Security Ownership of Certain Beneficial Owners."

    Mr. Sandler has been a Director of the Company since March 1991 and served as Vice President and Chief Financial Officer of the Company from March 1991 to August 1993. Mr. Sandler has also been Senior Vice President -- Finance and Chief Financial Officer since 1988, Treasurer since 1990, and a Director since November 1994, of MEDIQ. He has been a Director of NutraMax Products, Inc. (consumer healthcare products) since July 1990, and previously served as Chief Financial Officer of NutraMax from July 1990 to August 1994. Mr. Sandler has also been Vice President and Chief Financial Officer of PCI since September 1991. Mr. Sandler is also a Director of InnoServ Technologies, Inc.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE SLATE OF NOMINEES SET FORTH ABOVE.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                         AND MANAGEMENT OF THE COMPANY

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors held eighteen meetings during the fiscal year ended September 30, 1995, including actions by unanimous written consent. All directors attended each of such meetings except for Gail L. Warden (who resigned as a member of the Board on October 27, 1995 and who was not present at three meetings). The Board has a Compensation and Stock Option Committee and an Audit Committee. The Board serves as the Nominating Committee, and will consider nominees for director positions recommended by shareholders in writing, addressed to the Secretary of the Company, not later than September 30 of each year.

    During fiscal 1995, Mr. Gosman, Bernard J. Korman (a current director who has not been nominated for reelection) and Mr. Warden were the members of the Compensation and Stock Option Committee. This Committee reviews categories of compensation levels of the Company's employees and determines guidelines for the future, including incentive compensation. This Committee is also authorized to grant options to officers and key employees of the Company pursuant to the Company's Stock Option Plan. This Committee held one meeting during the fiscal year, which each member attended.

    During fiscal 1995, Messrs. Korman and Sandler were the members of the Audit Committee. The primary responsibilities of this Committee are to recommend annually the independent public accountants for appointment by the Board as auditors for the Company, review the scope of the audit made by the accountants, review the audit reports submitted by the accountants, conduct such other reviews as the Committee deems appropriate and make reports and recommendations to the Board within the scope of its functions. This Committee held no meetings during the fiscal year.

OTHER EXECUTIVE OFFICERS AND KEY EMPLOYEES

    The following persons are currently executive officers and/or key employees of the Company:

NAME                                         AGE   POSITIONS WITH THE COMPANY
- - ------------------------------------         ---   ---------------------------------------------------------
Vicki S. Hammond                              41   Senior Vice President, Chief Financial Officer, Treasurer
                                                     and Secretary
Eugene N. Langan                              52   Vice President--Development
Murray I. Firestone, Ph.D.                    45   National Practice Director and Chief Operating Officer,
                                                     Extended Care Services Division

    Ms. Hammond has been Senior Vice President of the Company since 1990, and became Chief Financial Officer and Treasurer of the Company in August 1993 and Secretary of the Company in

September 1995. She served as Vice President -- Finance of the Company from 1986 to 1990 and Controller of the Company from 1982 to 1986. Ms. Hammond has over 20 years of experience in health care financial management.

    Mr. Langan has been Vice President -- Development of the Company since May 1995. Mr. Langan was the founder of Occucare, Inc. (healthcare consolidation services). Mr. Langan was a co-founder and served as Executive Vice President and Corporate Director of Hospital Group of America, Inc. (acquisition and development of hospitals) from March 1983 to March 1994. Mr. Langan has over 19 years of experience in healthcare related acquisition and development activities.

    Dr. Firestone, a licensed psychologist, has been National Practice Director and Chief Operating Officer of the Company's Extended Care Services Division since July 1995. Since 1994, Dr. Firestone has been President and Chief Executive Officer of Supportive Counseling Care ("SCC"), a professional corporation, which has a management contract with the Company. From 1981 to 1995, Dr. Firestone was also clinical director of Comprehensive Psychological Systems (psychological services). From 1978 to 1985, Dr. Firestone served as program administrator and director for several other behavioral health care facilities.

    Officers are elected annually by the Board and serve at the discretion of the Board of Directors.

OTHER INFORMATION

    Regulations adopted by the Securities and Exchange Commission require the Company to identify persons who failed to file or filed late reports required under Section 16(a) of the Securities Exchange Act of 1934. Generally, directors and officers are required to report changes in their ownership of the Company's stock. Based upon available information, the Company believes that all required reports were filed on a timely basis except as follows: Mr. Pinkert filed five Form 4 reports from eleven days to five months late relating to twenty separate purchases aggregating 10,600 shares of the Company's Common Stock and Mr. Langan filed his initial Form 3 report one month late (which indicated that Mr. Langan did not own any shares of the Company's Common Stock). The Company has undertaken a compliance program to assist in the timely filing of required reports.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of May 1, 1996, the beneficial ownership of shares of the Company's common stock, $.01 par value per share, by each current director, each of the nominees for director of the Company, each executive officer named in the Summary Compensation Table (included elsewhere herein) and by all directors, director nominees and executive officers of the Company as a group.

                                                   NUMBER OF          % OF CLASS
NAME                                               SHARES(1)        OUTSTANDING(2)
- - ---------------------------------------------   ----------------    --------------
Michael S. Pinkert                              168,374(3)(4)            5.0%
Abraham D. Gosman                                 8,583(3)(4)             *
Kenneth A. Kessler, M.D.                         82,500(5)               2.4%
Michael F. Sandler                                8,583(3)                *
Vicki S. Hammond                                 40,300(3)(4)            1.2%
Eugene N. Langan                                  5,599                   *
Bruce Waldo                                          --                   --
H. Scott Miller (6)                                 787(7)                *
Bernard J. Korman (8)                           251,720(3)(4)            7.6%
All directors, director nominees and officers
as a group (9 persons)                          561,946(3)(4)(7)        16.5%

- - ------------------------------

*    Represents less than one percent.

(1) Except as otherwise indicated below, all shares are beneficially owned, and sole investment and voting power is held, by the person named.

(2) All percentages are rounded to the nearest tenth, and are based upon the number of shares outstanding, including as appropriate the shares referred to in the notes below.

(3)  Includes options exercisable currently or within the next 60 days.

(4)  Includes shares held in retirement accounts.

(5) Includes options exercisable currently, subject to approval of the Company's Non-Employee Directors' Stock Option Plan by the Stockholders of the Company. See "PROPOSAL TO APPROVE THE NON-EMPLOYEE DIRECTOR'S STOCK OPTION PLAN."

(6) Mr. Miller also provides financial advisory services to a trust that owns approximately 29% of the Company's outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners."

(7)  Includes shares held by Mr. Miller's spouse.

(8) Mr. Korman, a current member of the Company's Board of Directors, has not been nominated for reelection.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    Bessie G. Rotko, Michael J. Rotko, Judith M. Shipon, John Iskrant and PNC Bank, as Trustees under an Agreement of Trust dated November 18, 1983, share voting and investment power with respect to 956,439 shares of the Company's Common Stock, or approximately 29% (including shares held directly by Bessie G. Rotko). The address of the Trustees is c/o MEDIQ Incorporated, One MEDIQ Plaza, Pennsauken, New Jersey 08110. Mr. Miller provides financial advisory services to this trust. Except as set forth herein and in the table above, the Company is not aware of any person or entity which is the beneficial owner of more than five (5%) percent of the Company's Common Stock.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the last three fiscal years to the Company's Chief Executive Officer and each of the Company's three other most highly compensated executive officers whose annual compensation exceeded $100,000 in fiscal 1995.

                                                        ANNUAL COMPENSATION              LONG-TERM        ALL OTHER
NAME AND                                        ------------------------------------    COMPENSATION    COMPENSATION
PRINCIPAL POSITION                                YEAR      SALARY ($)    BONUS ($)   STOCK OPTIONS(#)     ($)(1)
- - ----------------------------------------------  ---------  ------------  -----------  ----------------  -------------
Michael S. Pinkert                                   1995  $    297,000      --              --          $     5,290
 PRESIDENT & CHIEF EXECUTIVE                         1994       297,000      --              --                6,000
 OFFICER......................................       1993       297,000      --              90,000            5,000
Vicki S. Hammond(2)                                  1995  $    165,000      --              --          $     9,530
 SENIOR VICE PRESIDENT - FINANCE &                   1994       165,000      --              --               11,000
 ADMINISTRATION...............................       1993       139,000      --              54,000           11,000
Eugene N. Langan (3)
 VICE PRESIDENT - DEVELOPMENT.................       1995  $    127,500      --              10,000      $     7,200
Bruce Waldo(4)
 EXECUTIVE VICE PRESIDENT - HOSPITAL
 DIVISION.....................................       1995  $    150,000      --              20,000      $     7,200

- - ------------------------------
(1) Amounts reported for Mr. Pinkert and Ms. Hammond for 1995 include approximately $3,470 and $2,330 representing the Company's contributions to the 401(k) plan accounts, respectively, for each of such individuals, and $1,820 and $7,200 of automobile expenses, respectively. Amounts reported for Messrs. Langan and Waldo for 1995 include $7,200 and $7,200 of automobile expenses, respectively.

(2) The Company has a severance agreement with Ms. Hammond which provides for severance pay equal to one year's compensation.

(3)  Mr. Langan commenced his position with the Company in May 1995.

(4) Mr. Waldo's employment with the Company commenced in December 1994 and is expected to terminate in May 1996 in connection with the Company's sale of freestanding facilities.

STOCK OPTIONS

    The following table summarizes stock options granted during fiscal 1995 to Messrs. Langan and Waldo. No options were granted to the other executive officers listed in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                  POTENTIAL
                                                     INDIVIDUAL GRANTS                         REALIZABLE VALUE
                                 ----------------------------------------------------------       AT ASSUMED
                                                    PERCENT OF                                 ANNUAL RATES OF
                                                       TOTAL                                     STOCK PRICE
                                                      OPTIONS                                  APPRECIATION FOR
                                                    GRANTED TO     EXERCISE OR                  OPTION TERM(1)
                                     OPTIONS       EMPLOYEES IN    BASE PRICE   EXPIRATION   --------------------
NAME                             GRANTED (#)(2)     FISCAL YEAR      ($/SH)        DATE       5% ($)     10% ($)
- - -------------------------------  ---------------  ---------------  -----------  -----------  ---------  ---------
Mr. Langan.....................        10,000              20%      $    3.00     5/11/2005  $  19,000  $  48,000
Mr. Waldo......................        20,000            40.8%      $    3.00     5/11/2005  $  38,000  $  96,000

- - ------------------------------
(1) The information in these columns illustrates the value that might be realized upon exercise of the options assuming the specified compound rates of appreciation of the Company's Common Stock over the term of the options. The potential realizable value columns are based on the total amount of options granted. However, the total amount may not become exercisable (see
     Note 2). In addition, the amounts reflected do not take into account amounts required to be paid for federal or state income taxes or option provisions regarding termination of the option following termination of employment or nontransferability requirements. These amounts were calculated based on requirements of the Securities and Exchange Commission and do not necessarily reflect the Company's estimate of future stock price growth.

(2) The options indicated become exercisable in 20% installments over a five year period commencing on the first anniversary of the grant date.

    The following table provides information relating to the value of shares underlying unexercised options held by the above-named executive officers at the end of fiscal 1995. No options were exercised by the executive officers included in the Summary Compensation Table in fiscal 1995.

                  UNEXERCISED STOCK OPTIONS AT FISCAL YEAR END

                                                                                             VALUE OF UNEXERCISED
                                                                 TOTAL NUMBER OF                 IN-THE-MONEY
                                                             UNEXERCISED OPTIONS (#)         OPTIONS AT YEAR END
                                                            --------------------------  ------------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- - ----------------------------------------------------------  -----------  -------------  ---------------  -------------
Michael S. Pinkert........................................      54,000        36,000              (1)              (1)
Vicki S. Hammond..........................................      32,400        21,600              (1)              (1)
Eugene N. Langan..........................................      --            10,000          --          $   6,250(2)
Bruce Waldo...............................................      --            20,000          --          $  12,500(2)

- - ------------------------------
(1) The exercise prices of the options indicated were greater than the closing price of the Company's Common Stock at September 29, 1995 (the last trading day of the fiscal year).

(2) Based upon the closing price of the Company's Common Stock at September 29, 1995.

PENSION PLAN

    Prior to the distribution of the Company's stock to MEDIQ's stockholders in August 1993 (the "Distribution"), the employees of the Company, including Mr. Pinkert and Ms. Hammond, were included in a noncontributory defined benefit pension plan maintained and administered by MEDIQ. Benefit accruals for the Company's employees under MEDIQ's pension plan terminated upon the Distribution. Accrued benefits are to be administered in accordance with the terms of MEDIQ's pension plan. The current estimated annual benefits payable upon retirement to Mr. Pinkert and Ms. Hammond under the MEDIQ Pension Plan, based upon their respective salary levels and seven years of service, are $21,143 and $10,663, respectively. Estimated annual benefits are determined in part by the average Social Security wage base during the 35 years ending in the year of Social Security Normal Retirement Age. The benefit amounts listed above are not subject to any deduction for Social Security or other offset amounts.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company receive no additional compensation for their service as Directors or as members of committees of the Board of Directors. Non-employee Directors receive an annual director's fee of $10,000 for their services in such capacities. In addition, in 1993 the Company adopted the 1993 Stock Option Plan for Non-Employee Directors pursuant to which options to acquire 12,500 shares of the Company's Common Stock were granted to each non-employee then serving as a Director, with an exercise price of $4.25 per share, with such options vesting ratably over five years and expiring after ten years. The Board has also adopted, subject to shareholder approval at the Annual Meeting, the Non-Employee Directors' Stock Option Plan, pursuant to which options to acquire 12,500 shares of the Company's Common Stock will be granted to Dr. Kessler (who did not participate in the 1993 Stock Option Plan for Non-Employee Directors) and any future Directors elected or appointed during the term of such plan, such as Mr. Miller, if elected. See "Proposal to Approve the Non-Employee Directors' Stock Option Plan."

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    In prior years, compensation arrangements for the Company's executive officers were determined by the Company's Board of Directors by reference to a survey of compensation trends by position among hospital management companies. This survey was prepared by an independent management compensation consultant. The Company's base compensation levels have averaged at the median for the industry, with incentive compensation, if any, enabling the Company's executive officers to receive additional compensation if the Company's financial objectives are attained. The companies surveyed included some of, but are not limited to, the companies represented in the peer group index in the performance graph following this report. This survey was used as a basis for comparison because it included a broad spectrum of hospital management companies, including the Company. Since August 1993, the Compensation and Stock Option Committee (the "Committee") has reviewed compensation levels of the Company's employees and determined guidelines for the future, including incentive compensation. The Committee is composed entirely of non-employee directors. The Committee is also authorized to grant stock options to officers and key employees of the Company pursuant to the Company's 1993 Stock Option Plan, and to determine the terms of such options.

    It is the policy of the Committee, and the Board of Directors, as a whole, that a significant portion of the annual compensation of the Company's Chief Executive Officer and other executive officers should be directly linked to the Company's performance, as well as each individual's contribution. The Company's compensation programs are designed to provide competitive financial rewards for successfully meeting the Company's strategic and operating objectives, with the purposes of retaining personnel and supporting a performance-oriented environment.

    The compensation of the Company's Chief Executive Officer and other executive officers is comprised of base salary, as well as cash and stock incentives based on annual and long-term results of the Company. Increases in base salary, if any, will be based on individual performance, level of responsibilities and the Company's overall performance.

    Changes in Mr. Pinkert's compensation, if any, would be determined by the Committee based upon its subjective analysis of his performance and the Company's overall performance. Mr. Pinkert's compensation was not changed in fiscal 1995. Mr. Pinkert does not participate in deliberations concerning his compensation.

    The Company has an incentive compensation program which rewards the Company's executive officers based upon the Committee's subjective determination concerning individual performance and the Company's achievement of its internal financial objectives. Executive officers become entitled to receive a percentage of the bonus potential based upon the percentage achievement of the Company's internal projected operating profit. Bonuses to be paid, if any, are determined based upon the amount by which the Company exceeds its projected operating profit and the allocation of a bonus pool among the plan participants. The bonus pool is based upon the amount by which the Company exceeds its projected operating profit, and can range from 25% to 100% of the amount over the Company's projected operating profit. Allocation factors include salary levels and individual performance evaluations. Through this plan, a significant portion of each executive officer's annual total compensation is placed at risk in order to provide an incentive toward sustained high performance. For fiscal 1995, the Company did not meet its projected financial goals and, as a result, the Company's executive officers did not receive any bonus payments under this plan.

    In addition, it has been the policy of the Committee to utilize stock options to provide a link between compensation and the market performance of the Company's stock, and to focus attention of management on the enhancement of shareholder value. In this regard, in fiscal 1993, in connection with the commencement of public trading in the Company's Common Stock, the Company's executive officers were granted options to acquire shares of common stock, with a five year vesting schedule. In addition, Messrs. Langan and Waldo were granted options to acquire shares of Common Stock in connection with the commencement of their employment with the Company during fiscal 1995. If the efforts of the executive officers create additional value for the Company's shareholders, evidenced by increases in the Company's stock price, the Company's executive officers will also benefit through appreciation of the potential value of outstanding stock options. The Committee believes that the long-term nature of stock options also encourages executive officers to remain in the employ of the Company.

                    COMPENSATION AND STOCK OPTION COMMITTEE

                               Abraham D. Gosman
                               Bernard J. Korman*

*Mr. Korman is a current director, but has not been nominated for re-election.

STOCK PERFORMANCE CHART

    The following chart compares the cumulative total shareholder return on the Company's Common Stock for fiscal 1993 (since the Distribution on August 31,
1993), fiscal 1994 and fiscal 1995 with the AMEX Market Index and an index of peer companies selected by the Company, consisting of: Community Psychiatric Centers, Comprehensive Care Corp., Magellan Health Services, Inc. (formerly Charter Medical Corp.), PMR Corporation and Ramsay Health Care, Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       MHM SERVICES, INC.    PEER GROUP    AMEX MARKET VALUE
Aug-93                                                 100           100                   100
Sep-93                                                  87           104                   100
Dec-93                                                  82           116                   104
Mar-94                                                 113           121                    97
Jun-94                                                  92           100                    92
Sep-94                                                  59           117                   100
Dec-94                                                  58            95                    95
Mar-95                                                  45            96                   101
Jun-95                                                  46            83                   109
Sep-95                                                  74            94                   115
Assumes $100 invested in stock or
index
(including reinvestment of
dividends).
Fiscal year ending September 30.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    None of the members of the Compensation and Stock Option Committee have been officers or employees of the Company or any of its subsidiaries. Mr. Korman, a member of such Committee, is a principal shareholder of MEDIQ. In August 1993, MEDIQ distributed the Common Stock of the Company to MEDIQ's shareholders. In connection with the Distribution, the Company executed a five-year note payable to MEDIQ in the original principal amount of $11,500,000. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." As of September 30, 1995, the Company also owed MEDIQ approximately $279,000 for expenses accrued prior to the Distribution. The Company and MEDIQ also entered into several other agreements relating to the Distribution and certain relationships which continued following the Distribution. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In August 1993, the Company and MEDIQ entered into a Distribution Agreement, which provided for, among other matters, the principal corporate transactions required to effect the distribution of the shares of the Company's Common Stock to MEDIQ's shareholders, the division between MEDIQ and the Company of certain liabilities and certain other agreements governing the relationship between MEDIQ and the Company following the Distribution. The Distribution Agreement provided for each party to indemnify the other against claims relating to misstatements or omissions of material facts provided by such party in an Information Statement or in the Form 10 Registration Statement (relating to the Distribution) of which it is a part. In addition, the Company agreed to indemnify MEDIQ against claims relating to the Company or its business. The Distribution Agreement also contains certain provisions relating to employee compensation and benefits. The Distribution Agreement further provided that MEDIQ will have access to all books and records of the Company, and the Company will have access to the books and records of MEDIQ which relate principally to the Company's business, and are necessary for the Company to operate such business.

    In August 1993, in connection with the Distribution, MEDIQ and the Company entered into a Tax Indemnification Agreement containing certain tax related provisions. For Federal income tax purposes, the Company was included in the consolidated tax return of MEDIQ for all tax periods prior to the Distribution. The Company files separate federal income tax returns for all tax periods since the Distributions. Under the terms of the Tax Indemnification Agreement, the Company will reimburse MEDIQ for future tax assessments against MEDIQ resulting from the Company's operations prior to the Distribution and MEDIQ will reimburse the Company for future tax benefits derived by MEDIQ resulting from the Company's operations prior to the Distribution.

    For fiscal 1995, the Company incurred expenses of $140,000 for services received from MEDIQ pursuant to a Services Agreement. Under this Services Agreement the Company could, in its discretion, obtain certain legal, tax, financial and risk management services from MEDIQ. Under such agreement, the Company pays MEDIQ fees approximating MEDIQ's cost to provide such services. The Services Agreement has a one-year term, renewable for successive one year terms. The Company had accrued expenses payable to MEDIQ in the amount of $377,000 at September 30, 1995, which represents unpaid fees under the Services Agreement and other expenses incurred by MEDIQ on behalf of the Company. The Services Agreement with MEDIQ has terminated, with the exception that MEDIQ will, upon request through September 30, 1996, provide certain income tax consultation on transactions and other matters, at scheduled rates.

    Prior to the Distribution, the Company obtained certain of its insurance overages through participation in insurance programs administered by MEDIQ. As a participant in such insurance programs, premiums were computed and allocated by MEDIQ through its risk management department. The premiums under such insurance programs are subject to adjustments based on fluctuations in revenues and insurance losses. Since May 29, 1993, the Company has obtained substantially all of its insurance coverages independent of MEDIQ's insurance programs. MEDIQ and the Company entered into an Insurance Liability Agreement pursuant to which the Company agreed to reimburse MEDIQ for adjustments in premiums, if any, for policies in effect during the time period in which the Company was a participant of such insurance programs. In accordance with the Insurance Liability Agreement, the Company maintained letters of credit to secure its obligations to the insurance carriers under the insurance programs during fiscal 1995 in the amount of $325,000 during the year. Such letters of credit were terminated by the Company in July 1995. Insurance expense under these programs was $64,000 for fiscal 1995, representing retroactive premium adjustments based upon the development of outstanding claims.

    In connection with the Distribution, the Company executed a five-year note for the benefit of MEDIQ in the original principal amount of $11,500,000 ("MEDIQ Note"). The MEDIQ Note bears interest at a rate of prime plus 1 1/2%, with monthly interest payments through September 1995 and then monthly principal and interest payments for the following three years, based on a fifteen year amortization period, with the balance due in August 1998. The MEDIQ Note may be prepaid in whole or in part without penalties, and provides that it may be subordinated to certain other senior indebtedness of the Company. The Company incurred interest expense of $1,171,000 relating to the MEDIQ Note in fiscal 1995. As of September 30, 1995, the outstanding principal balance on the MEDIQ Note was $11,500,000.

    In addition, the MEDIQ Note provides for certain events of default. The events of default under the MEDIQ Note include "[t]he . . . sale of all or substantially all of the assets of [the Company]." In an attempt to preclude the possibility of a dispute as to whether the Company's sale of five of its freestanding behavioral healthcare facilities (approved at the special meeting of stockholders of the Company on May 13, 1996, and expected to be completed on May 31, 1996) would constitute the sale of all or substantially all of the assets of the Company for purposes of the MEDIQ Note, the Company, on January 5, 1996, sent MEDIQ a letter requesting a waiver of this provision in connection with the sale. MEDIQ sent the Company a letter, dated January 15, 1996, in which MEDIQ declined to grant such a waiver. Nevertheless, in the event MEDIQ attempts to accelerate the MEDIQ Note on this basis upon completion of the sale, the Company intends to aggressively defend its position in any legal proceeding. There can be no assurances that the Company would be able to obtain a favorable decision in such a legal proceeding. In the event the Company were to receive an adverse decision on this matter, the outstanding principal balance on the MEDIQ Note would become immediately due and payable in full. In that event, the Company may be required to apply the remainder of the net proceeds of the sale toward the repayment of the outstanding principal of the MEDIQ Note, obtain alternative sources of cash with which to satisfy such obligation or obtain from MEDIQ a modification to the MEDIQ Note. After the repayment of the Company's revolving credit facility and other obligations, the remaining net proceeds of the sale may not be sufficient to repay the entire outstanding principal balance of the MEDIQ Note at that time, and the Company may not have sufficient cash to repay the outstanding principal balance of the MEDIQ Note. Further, if such an adverse decision were to be rendered after the Company has used the proceeds, the Company may not have sufficient cash to repay the outstanding principal balance of the MEDIQ Note. There can be no assurance that any other sources of cash will be available to the Company. In such event, the Company may be unable to fulfill its debt obligations and also sustain operations at a level at which the Company could continue as a going concern.

         PROPOSAL TO APPROVE AN AMENDMENT TO THE 1993 STOCK OPTION PLAN

    The Company has proposed an amendment to the Company's 1993 Stock Option Plan (the "Plan") which modifies the eligibility provisions and makes certain other clarifying changes. The Board of Directors adopted these amendments at its meeting on March 12, 1996, subject to the approval of the stockholders of the Company. Accordingly, a resolution substantially in the form of Appendix A hereto (the "Amendment") will be presented for a vote of stockholders at the annual meeting, and the Board recommends that it be approved. A summary of the essential features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan, which will be delivered to stockholders upon request delivered to the Secretary of the Company. Capitalized terms used in the description of this proposal but not defined herein have the meanings given to them in the Plan. The Company's Common Stock is listed on the American Stock Exchange. The closing price of the Company's Common Stock on May 22, 1996 was $1.625 per share.

    The Amendment expands the class of persons eligible to be granted Non-Qualified Options under the Plan to include outside consultants, as well as non-employee directors. Consultants and non-employee directors may not be granted Incentive Stock Options under the Plan.

    The Amendment also gives the Committee authority to determine the terms of options granted under the Plan relating to termination and expiration at any time on or after the date of grant.

    The Board of Directors believes that the Amendment will benefit the Company in several ways. The Amendment will allow the Company to obtain the services of highly-qualified consultants and directors, to provide incentives to consultants and directors to put forth maximum efforts on the behalf of the Company and to align the interests of such consultants and directors with the interests of the stockholders of the Company generally. Prior to the Amendment, the terms relating to termination and expiration of options granted under the Plan could not be modified by the Committee. The Amendment gives the Committee added flexibility in determining the terms of options granted under the Plan and to adjust the terms of such options upon the occurrence of events unforeseeable at the date of grant.

    The Amendment, if adopted, will not result in the grant of any options under the Plan since the grant of options is subject to the discretion of the Committee. The total number of options granted under the plan in Fiscal 1995 was 65,000 (8,000 of which were terminated as the result of termination of employment with the Company and 30,000 of which were granted to executive officers of the Company). See "Management Compensation -- Stock Options."

    The affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote on the matter at the Annual Meeting is necessary to approve the Amendment. For purposes of the vote on the Amendment, abstentions will have the same effect as votes against the amendment and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

ELIGIBILITY

    Officers and key employees of the Company and its subsidiaries are eligible to participate in the Plan. Consultants and directors who are not employees of the Company or its subsidiaries are eligible to be granted Nonqualified Options under the Plan, as amended, but may not be granted Incentive Stock Options. The Company had a total of 566 employees as of May 1, 1996. However, as a result of the sale of its freestanding behavioral healthcare facilities, the Company expects to have approximately 170 employees after the anticipated completion of such sale on May 31, 1996.

OPTION GRANTS

    The Committee may grant Options to purchase a maximum of 350,000 shares of Common Stock, subject to adjustment in the event of split-up, reclassification, stock dividend, or the like. Each Option will be evidenced by an option certificate designating the Option as either an Incentive Stock Option or a Nonqualified Option. An Option shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (whether granted under this Plan or any other plan of the Company or any parent or subsidiary of the Company under which Incentive Stock Options may be granted) does not exceed $100,000.

OPTION PRICE

    The purchase price of the shares of Common Stock underlying each Option is determined by the Committee at the time Options are granted. However, the purchase price per share of Common Stock underlying an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such shares on the date an Incentive Stock Option is granted (except that if the Grantee owns more than 10% of the voting stock of the Company or any parent or subsidiary of the Company, then the purchase price shall not be less than 110% of the Fair Market Value of such shares on the date the Incentive Stock Option is granted) and shall not be less than the par value per share.

OPTION TERM

    Unless the Committee sets an earlier termination date at the time an Option is granted and subject to the provisions applicable upon the death of a Grantee, upon the termination of a Grantee's employment or service as a consultant or director or the occurrence of certain specified transactions, the following rules apply to the termination of a Option: Incentive Stock Options are exercisable for ten (10) years after the date they were granted, except that if Grantee owns more than 10% of the voting stock of the Company or any parent or subsidiary of the Company, the Incentive Stock Option is exercisable for five
(5) years after the date of the grant. Nonqualified Options are exercisable for ten (10) years and one (1) day after the date they are granted.

TRANSFERABILITY OF OPTIONS

    Options granted under the Plan are not transferrable other than by will or by the laws of descent and distribution; provided, that Nonqualified Options may be transferred pursuant to a qualified domestic relations order as defined in
Section 414(p) of the Internal Revenue Code, as amended (the "Code").

SALE OF SHARES OBTAINED UNDER THE PLAN

    Grantees (except for "Affiliates" of the Company) are free to sell Common Stock acquired by them under the Plan. "Affiliates" of the Company are persons who (directly or indirectly) control, are controlled by, or are under common control with the Company and, thus, may include the Company's directors and officers. Affiliates of the Company may sell Common Stock acquired by them under the Plan pursuant to (a) the Resale Prospectus to be included with the Company's Registration Statement on Form S-8 (to be filed in the near future), or (b) the quantity and other limitations of Rule 144 under the Securities Act of 1933, as amended. A Grantee who is subject to Section 16 of the Exchange Act may incur liability under Section 16(b) if the Grantee sells any shares of Common Stock acquired upon the exercise of an Option within six-months following the date of grant of the Option or within six months before or after any non-exempt purchase of Common Stock outside the Plan. Grantees who are subject to Section 16 are advised to consult with their own counsel prior to the resale of their shares of Common Stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following discussion generally describes the possible federal income tax consequences of participating in the Plan. The description is based upon the Code as it had been interpreted to the date hereof and therefore may not be a sufficient description of the tax consequences if there were a change in the Code as it is written or interpreted. Different rules than those summarized below may apply to Grantees subject to Section 16 of the Exchange Act and to Grantees who exercised their Options using previously owned Common Stock. Because the tax consequences may vary with each Grantee, Grantees are advised to consult with their own tax advisors. No attempt has been made herein to describe the state and local tax consequences of participating in the Plan, which may differ significantly from the federal income tax consequences of such participation.

    Grantees of Nonqualified Options are subject to tax liability at the time the Options are exercised, not at the time Options are granted to them. Generally, for Nonqualified Options, Grantees' tax liability is based on the amount by which the fair market value of the Common Stock underlying the Option, calculated on the date the Option is exercised, exceeds the Option exercise price. The Company will receive a corresponding deduction. When Grantees subsequently dispose of the Common Stock, Grantees will realize capital gain or loss, based on the difference between the disposition price and the fair market value of the Common Stock at the time the Option was exercised.

    Grantees are not taxed at the time an Incentive Stock Option is granted. The tax consequences for both Grantee and the Company upon exercise of an Incentive Stock Option and later diposition of the shares of Common Stock depend upon whether a Grantee was an employee of the Company or a subsidiary at all times from the date of the grant until three months immediately preceding the date of exercise (one year in the case of disability) (the "Employment Rule") and on whether a Grantee holds the Common Stock for more than one year after exercise and two years after the date of grant of the Option (the "Holding Rule").

    If a Grantee satisfies both the Employment Rule and the Holding Rule then, for regular tax purposes, such Grantee will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time. The difference between the Option exercise price and the amount realized upon disposition of the Common Stock by Grantee will constitute a long-term capital gain or a long-term capital loss, as the case may be.

    If Grantee meets the Employment Rule, but fails to observe the Holding Rule (a "Disqualifying Disposition"), Grantee generally recognized as ordinary income, in the year of the Disqualifying Disposition, the excess of the fair market value of the Common Stock at the date of exercise over the Option exercise price. In the case of a Disqualifying Disposition that is a sale or exchange, any excess of the sale price over the fair market value of the Common Stock at the date of exercise will be recognized by Grantee as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised). If, however, the sale price is less than the fair market value of the Common Stock at the date of exercise, then the ordinary income recognized by Grantee is limited to the excess of the sale price over the Option exercise price. In both situations, the Company's tax deduction is limited to the amount of ordinary income recognized by Grantee. Under current Internal Revenue Service guidelines, the Company is not required to withhold any Federal income tax in the event of a Disqualifying Disposition.

    Different consequences will apply for Grantees subject to the alternative minimum tax.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT.

                PROPOSAL TO APPROVE THE NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

    The Company proposes approval of the Non-Employee Directors' Stock Option Plan ("Directors' Plan"). The Board of Directors adopted the Directors' Plan at its meeting on January 19, 1996, subject to the approval of the stockholders of the Company. Accordingly, the Directors' Plan will be presented for a vote of the stockholders at the Annual Meeting and the Board recommends that it be approved.

    The Board of Directors and management believe that the Directors' Plan will help attract and retain knowledgeable non-employee directors, to provide an incentive for such persons to hold and to increase their proprietary interests in the Company and to further promote the mutuality of interests between such directors and the Company's stockholders.

    The affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote on the matter at the Annual Meeting is necessary to approve the Directors' Plan. For purposes of the vote on the Directors' Plan abstentions will have the same effect as votes against the Directors' Plan and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

    A summary of the essential features of the Directors' Plan is provided below, but is qualified in its entirety by reference to the full text of the Directors' Plan which is attached to this Proxy Statement as Appendix B. Capitalized terms used in the description of this proposal but not defined herein have the meanings given to them in the Directors' Plan.

PLAN ADMINISTRATION

    The Board of Directors is responsible for administering and interpreting the Plan. The Board of Directors has the authority, subject to certain limitations, to adopt, alter, and repeal administrative rules, guidelines, and practices governing the Plan as it, from time to time, deems advisable. The Board of Directors is also responsible for interpreting the terms and provisions of the Plan and any stock options granted under the Plan (and any agreements relating thereto), and for otherwise supervising the administration of the Plan. The Board of Directors may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any stock options in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Board of Directors in performing its duties above shall impair the rights of any Plan participant without his or her consent, unless otherwise required by law.

ELIGIBLE PARTICIPANTS

    Any member of the Board of Directors who is not an officer or an employee of the Company and who did not receive a grant of stock options under the Company's 1993 Stock Option Plan for Non-Employee Directors is eligible to participate in the Plan (each, an "Eligible Participant"). Currently, Dr. Kessler is the only Eligible Participant. If elected as a Director, Mr. Miller would also be an Eligible Participant.

OPTION GRANTS

    Nonqualified stock options ("Options" or "Stock Options") may be granted under the Directors' Plan to Eligible Participants ("Grantees," each a "Grantee") up to an amount equal to an aggregate of two percent (2%) of the Company's outstanding common stock ("Common Stock") for each calendar year plus the number of shares available for any prior calendar years but not covered by awards granted in such years, subject to adjustment. Each Option shall be evidenced by, and subject to the terms of a Stock Option Contract executed by the Company and the Grantee. The purchase price of the shares of Common Stock underlying the Options shall be the fair market value of such shares on the date the Option is granted. The term of each Option shall be ten years from the date of grant.

    Upon adoption of the Plan by the Board of Directors, each Eligible Participant who did not receive a grant of stock options under the Company's 1993 Stock Option Plan for Non-Employee Directors was automatically granted Options, as of the date of such adoption, for 12,500 shares of the Common Stock. At the time of the adoption of the Director's Plan, Dr. Kessler was the only member of the Board eligible to participate in the Directors' Plan and thus received a grant of Options to purchase 12,500 shares of Common Stock, subject to the approval of the Directors' Plan by the stockholders. Any new member of the Board of Directors who is elected after adoption of the Plan and who is eligible to participate in the Plan on the date of such election will automatically be granted, as of the date of such election, Options for 12,500 shares of Common Stock.

    In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, the number of shares subject to Options to be granted to Eligible Participants, and the number and option price of shares subject to outstanding Options as may be determined to be appropriate by the Board of Directors, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.

EXERCISING THE OPTIONS

    All Options granted under the Directors' Plan shall be exercisable as follows: 20% of each Option grant shall be immediately exercisable; 20% shall become exercisable on the first anniversary of the date of grant; 20% shall become exercisable on the second anniversary of the date of grant; 20% shall become exercisable on the third anniversary of the date of grant; and 20% shall become exercisable on the fourth anniversary of the date of grant.

OPTION PRICE

    The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be equal to the Fair Market Value of such shares on the date of grant.

OPTION TERM

    The term of each Option shall be ten (10) years from the date of grant subject to provisions applicable upon the death or disability of a Grantee or the termination of a Grantee's service as a director.

TRANSFERABILITY OF OPTIONS

    Options granted under the Plan are not transferrable by the Grantee other than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Options shall be exercisable, during the Grantee's lifetime, only by the Grantee.

SALE OF SHARES OBTAINED UNDER THE PLAN

    Grantees  may sell Common Stock acquired by  them under the Plan pursuant to
(a) the Resale Prospectus to be included with the Company's Registration Statement on Form S-8 (to be filed in the near future), or (b) the quantity and other limitations of Rule 144 under the Securities Act of 1933, as amended.

    Grantees may incur liability under Section 16(b) if the Grantee sells any shares of Common Stock acquired upon the exercise of an Option within six-months following the date of grant of the Option or within six months before or after any non-exempt purchase of Common Stock outside the Plan. Grantees who are subject to Section 16 are advised to consult with their own counsel prior to the resale of their shares of Common Stock.

    The intent of the Directors' Plan is to comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that its participants remain disinterested persons for purposes of administering other employee benefits plans of the Company. Therefore, if any provision of the Directors' Plan is later found not to be in compliance with Rule 16b-3 or if any Directors' Plan provision would disqualify its participants from remaining disinterested persons, that provision shall be deemed null and void, and in all events the Directors' Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following discussion generally describes the possible federal income tax consequences of participating in the Plan. Because the tax consequences may vary with each Grantee, Grantees are advised to consult with their own tax advisors. No attempt has been made herein to describe the state and local tax consequences of participating in the Plan, which may differ significantly from the federal income tax consequences of such participation. Grantees of Options are subject to tax liability at the time the Options are exercised, not at the time the Options are granted to them. Generally, the Grantee's tax liability is based on the amount by which the fair market value of the Common Stock underlying the Option, calculated on the day the Option is exercised, exceeds the Option exercise price. The Company will receive a corresponding deduction for federal income tax purposes. When the Grantee subsequently disposes of the Common Stock, Grantee will realize capital gain or loss, based on the difference between the disposition price and the fair market value of the Common Stock at the time the Option was exercised.

TERMINATION, MODIFICATION & EXTENSION OF PLAN

    Unless sooner terminated, the Plan shall terminate on March 12, 2006, and no Options may be granted after such date. Termination of the Plan shall not affect Options granted before such date and such Options will continue to be exercisable after the Plan terminates.

    The Board of Directors may at any time amend, discontinue, or terminate the Plan in whole or in part; provided, however, that, unless otherwise required by law, the rights of a Grantee with respect to Options granted prior to an amendment, discontinuance, or termination may not be impaired without the consent of the Grantee and, provided further that, without the approval of the Company's Stockholders, no amendment may be made that would (i) materially increase the number of shares of Common Stock issuable under the Plan (except in the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock); (ii) materially modify the requirements as to eligibility to participate in the Directors' Plan; or (iii) materially increase the benefits accruing to Grantees.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIRECTORS' PLAN.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    Deloitte & Touche, Certified Public Accountants, audited the financial statements of the Company for the fiscal year ended September 30, 1995. The Company is currently evaluating alternate audit arrangements. As a result, the Board of Directors has not yet appointed an auditor for the fiscal year ending September 30, 1996. The Board of Directors does not expect a representative of Deloitte & Touche to be present at the meeting.

                                 OTHER BUSINESS

    The Board is not aware of any business to be presented for action at the meeting, other than the election of directors, approval of the Amendment and approval of the Directors' Plan. However, should any other matter requiring a vote of shareholders arise, the agents named in the Company's proxies will vote in with his own best judgment.

                             SHAREHOLDER PROPOSALS

    In order for proposals of shareholders to be considered for inclusion in the proxy materials for the 1997 Annual Meeting, such proposals must be received by the Secretary of the Company not later than January 25, 1997.

                                   APPENDIX A
                         Form of Amendment to the 1993
                               Stock Option Plan

    NOW, THEREFORE, the Plan is hereby amended as follows:

       1. Section 5 of the Plan shall be amended and restated in full to read as follows:

           (a) Officers and key employees of the Company and Subsidiaries shall be eligible for selection by the Committee to participate in the
       Plan; provided, however, that no member of the Committee shall be eligible to participate in the Plan. An employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

           (b) Consultants and Directors who are not employees of the Company or its Subsidiaries are eligible to be granted Non-Qualified Options under the Plan, but may not be granted Incentive Stock Options.

       2. Section 10(a) of the Plan shall be amended and restated to read in full as follows:

           (a) Unless otherwise determined by the Committee on or after the date of grant, if the employment of a Grantee with the Company or a
       Subsidiary shall at any time be terminated for cause, then and in that event all rights of any kind under any Option then held by such Grantee shall immediately lapse and terminate.

       3. Section 10(b) of the Plan shall be amended and restated to read in full as follows:

           (b) Unless otherwise determined by the Committee on or after the date of grant, if a Grantee shall at any time cease to be employed by the Company for any reason other than the termination of the Grantee's employment for cause or the death of the Grantee, then and in that event the term of each Option held by such Grantee shall expire on the earlier of (i) the termination date set forth in the Option, or (ii) three (3) months (or such longer period as may be specified in the Option) after the date on which employment terminates. During such period, the Option shall be exercisable only to the extent it was exercisable at the time of termination of employment, unless otherwise specified in the Option. If, however, the death of the Grantee should occur before the date on which the Option would terminate hereunder, the termination of the Option will be governed by subparagraph 10(c) below.

       4. Section 10(c) of the Plan shall be amended and restated to read in full as follows:

           (c) Unless otherwise determined by the Committee on or after the date of grant, upon the death of any Grantee, any Option then held by such Grantee which shall not have lapsed or terminated prior to the Grantee's death, shall, notwithstanding the termination date stated in such Option, be exercisable by the executors, administrators, legatees or distributees of the Grantee's estate for a period of six (6) months after the Grantee's death, as to that number of Shares which were purchasable by the Grantee at the time of his or her death; provided, however, that in no case shall an Incentive Stock Option granted to an Optionee remain exercisable after a date ten (10) years after the date on which such Incentive Stock Option was granted; nor in any case shall an Incentive Stock Option granted to an Optionee-Shareholder remain exercisable after a date five (5) years from the date on which such Incentive Stock Option was granted.

                                   APPENDIX B
                         MENTAL HEALTH MANAGEMENT, INC.
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                   ARTICLE I
                                    PURPOSE

    The purpose of this Non-Employee Directors' Stock Option Plan (the "Plan") is to enable Mental Health Management, Inc. (the "Company") to attract, retain and motivate non-employee members of its Board of Directors and to further promote the mutuality of interests between such directors and the Company's's shareholders.

                                   ARTICLE II
                                  DEFINITIONS

    For purposes of this Plan, the following terms shall have the following meanings:

    2.1"BOARD" shall mean the Board of Directors of the Company.

    2.2"CODE" shall mean the Internal Revenue Code of 1986, as amended.

    2.3"COMMON STOCK" means the Common Stock, par value $.001 per share, of the Company.

    2.4"ELIGIBLE  DIRECTOR" shall mean any member of  the Board who, on the date of the granting of an Option, is not an officer or an employee of the Company or any of the Company's subsidiaries.

    2.5"FAIR  MARKET VALUE" for purposes of  the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or traded on any such exchange, on The Nasdaq Stock Market ("Nasdaq"), or, if such sales prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

    2.6"PARTICIPANT" shall mean an Eligible Director to whom an Option has been granted under the Plan.

    2.7"STOCK OPTION" or "OPTION" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI of the Plan.

                                  ARTICLE III
                                 ADMINISTRATION

    3.1ADMINISTRATION. The Plan shall be administered and interpreted by the Board.

    3.2GUIDELINES. Subject  to Article  VII  hereof, the  Board shall  have  the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Board under this Section
3.2 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

    3.3DECISIONS FINAL. Any  decision, interpretation  or other  action made  or taken in good faith by the Board arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all members of the Board and their respective heirs, executors, administrators, successors and assigns.

                                   ARTICLE IV
                                SHARE LIMITATION

    4.1SHARES.  The  aggregate number  of  shares of  Common  Stock that  may be subject to options granted pursuant to the Plan in any calendar year shall not exceed 2% of the shares outstanding as of the first business day of such year plus the number of shares available for any prior calendar years but not covered by awards granted in such years, subject to adjustment as provided in Section 4.1 hereof. In the event that the number of shares available for future grant on any date is insufficient to make all grants required on such date, no future grants shall be made in that year. Upon delivery of shares in full or partial payment of the purchase price specified in any Option under the Plan, the number of such shares shall be deducted from the number of shares granted to the participant pursuant to such Option for purposes of determining the number of shares which thereafter may be granted pursuant to the Plan. The shares delivered under the Plan may be authorized but unissued shares or treasury shares.

    4.2CHANGES. In  the  event  of any  merger,  reorganization,  consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, the number of shares subject to Stock Options to be granted to Eligible Directors pursuant to Section 6.2 and the number and option price of shares subject to outstanding Options, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.

                                   ARTICLE V
                                  ELIGIBILITY

    5.1ELIGIBLE DIRECTORS. Only  Eligible Directors are  eligible to be  granted
       Options under the Plan.

                                   ARTICLE VI
                                 STOCK OPTIONS

    6.1OPTIONS.  All Stock Options granted under the Plan shall be non-qualified stock options (I.E., options that do not qualify as incentive stock options under section 422 of the Code).

    6.2GRANTS.  Upon adoption of  the Plan by the  Board, each Eligible Director who did not receive a grant of stock options under the Company's 1993 Stock Option Plan for Non-Employee Directors shall automatically be granted Stock Options for 12,500 shares of Common Stock. Any new member of the Board who is elected after adoption of the Plan, if an Eligible Director on the date of such election, shall automatically be granted, as of the date of such election, Stock Options for 12,500 shares of Common Stock.

    6.3TERMS OF OPTIONS. Options granted under the Plan shall be subject to  the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

       (a) STOCK OPTION CONTRACT. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Contract executed by the
    Company and the Participant. The Stock Option Contract shall specify the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

       (b) OPTION PRICE. The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be equal to the Fair market
    Value of a share of Common Stock on the date of grant.

       (c) OPTION TERM. The term of each Stock Option shall be ten years from the date of grant.

       (d) EXERCISABILITY. All Stock  Options shall be  exercisable as  follows:
           20% of each Stock Option grant shall be immediately exercisable; 20% shall become exercisable on the first anniversary of the date of grant; 20% shall become exercisable on the second anniversary of the date of grant; 20% shall become exercisable on the third anniversary of the date of grant and 20% shall become exercisable on the fourth anniversary of the date of grant.

       (e) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option term by delivering to the Company written notice of exercise specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested, by the representation described in Section 9.2. Payment of the option price may be made (i) in cash or by check payable to the Company or (ii) to the extent determined by the Board on or after the date of grant, in shares of Common Stock duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or (iii) by reduction in the number of shares of Common Stock issuable upon such exercise, based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant.

       (f) DEATH. Unless otherwise determined by the Board on or after the date of grant, if a Participant ceases to be a member of the Board by reason of death, any Stock Option held by such Participant at the date of death shall become immediately exercisable and may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the Participant's date of death or the expiration of the option term of such Stock Option.

       (g) DISABILITY. Unless otherwise determined by the Board on or after the date of grant, if a Participant ceases to be a member of the Board by reason of a disability that prevents him or her from performing the duties of a director, any Stock Option held by such Participant shall become immediately exercisable and may thereafter be exercised by the Participant until the earlier of one year after such date or the expiration of the option term of such Stock Option. If the Participant dies during such one-year period, any unexercised Stock Options held by the Participant at the time of death may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the date of the Participant's death or the expiration of the option term of such Stock Option.

       (h) OTHER TERMINATION. Unless otherwise determined by the Board on or after the date of grant, if a Participant ceases to be a member of the Board for any reason other than for cause or death or disability, any Stock Option held by such Participant that was exercisable on the date of such termination may be exercised until the earlier of 90 days after such date or the expiration of the option term of such Stock Option. If a Participant is removed form the Board for cause, then any Stock Option held by such Participant shall immediately terminate and not be exercisable. Any Option that was not exercisable on the date of the Participant's termination of employment shall terminate as of such date.

       (i) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

    6.4RIGHTS AS SHAREHOLDER. A Participant shall not be deemed to be the holder of Common Stock, or have any of the rights of a holder of Common Stock, with respect to shares subject to an Option, until the Option is exercised and a stock certificate representing such shares of Common Stock is issued to the Participant.

                                  ARTICLE VII
                            TERMINATION OR AMENDMENT

    7.1TERMINATION OR  AMENDMENT OF  PLAN.  The Board  may  at any  time  amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Options granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant and, provided further that, without the approval of the Company's shareholders, no amendment may be made that would (i) materially increase the number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) materially modify the requirements as to eligibility to participate in the Plan; or (iii) materially increase the benefits accruing to Participants. Notwithstanding the foregoing, the provisions of Article V and Article VI may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

    7.2AMENDMENT  OF OPTIONS. The Board may amend  the terms of any Stock Option previously granted,  prospectively  or  retroactively,  but,  subject  to
Article IV, no such amendment or other action by the Board shall impair the rights of any holder without the holder's consent.

                                  ARTICLE VIII
                                 UNFUNDED PLAN

    8.1UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded"
       plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give the Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE IX
                               GENERAL PROVISIONS

    9.1NONASSIGNMENT. Except  as  otherwise provided  in  the Plan,  any  Option granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any such Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred hereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

    9.2LEGEND. The Board may require each person purchasing shares upon exercise of a Stock Option to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

    All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market upon which the Common Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    9.3OTHER  PLANS. Nothing contained in the  Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    9.4NO RIGHT TO CONTINUE AS DIRECTOR. Neither  the Plan nor the grant of  any
       Option hereunder shall confer upon any person the right to continue as a director of the Company or obligate the Company to nominate any director for reelection by the Company's shareholders.

    9.5LISTING AND OTHER CONDITIONS.
       (a) If the Common Stock is listed on a national securities exchange or the Nasdaq Stock Market, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange or Nasdaq. The Company shall have no obligation to issue any shares of Common Stock upon exercise of an Option unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

       (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock upon exercise of an
    Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

       (c) Upon termination of any period of suspension under this Section 9.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

    9.6GOVERNING LAW. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware.

    9.7CONSTRUCTION. Wherever any words  are used in the  Plan in the  masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

    9.8LIABILITY  OF BOARD MEMBERS. No  member of the Board  nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

    9.9COSTS.  The Company shall bear all expenses incurred in administering the
       Plan, including expenses related to the issuance of Common Stock upon exercise of Stock Options.

    9.10
       SEVERABILITY. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

    9.11
       SUCCESSORS. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

    9.12
       HEADINGS. Article and section headings contained in this Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

                                   ARTICLE X
                                  TERM OF PLAN

    10.1
       EFFECTIVE DATE. The Plan shall be effective upon its adoption by the Board, subject to approval of the Plan by the Company's shareholders.

    10.2
       TERMINATION. Unless sooner terminated, the Plan shall terminate ten years after it is adopted by the Board and no Options may be granted thereafter. Termination of the Plan shall not affect Options granted before such date, which will continue to be exercisable after the Plan terminates.

                                        PROXY

                                  MHM SERVICES, INC.
                           7601 LEWINSVILLE ROAD, SUITE 200
                                   MCLEAN, VA 22102

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Michael S. Pinkert and Kenneth A. Kessler, and each of them, as proxy, with power of substitution and hereby authorizes each of them to represent and to vote, as designated below the shares of common stock of MHM Services, Inc. held of record by the undersigned on May 22, 1996 at the annual meeting of stockholders to be held on June 25, 1996.

1.  ELECTION OF DIRECTORS

    Michael S. Pinkert            ____ FOR       ____ WITHHOLD AUTHORITY

    Abraham D. Gosman             ____ FOR       ____ WITHHOLD AUTHORITY

    Kenneth A. Kessler, M.D.      ____ FOR       ____ WITHHOLD AUTHORITY

    H. Scott Miller               ____ FOR       ____ WITHHOLD AUTHORITY

    Michael F. Sandler            ____ FOR       ____ WITHHOLD AUTHORITY

2.  AMENDMENT OF THE COMPANY'S 1993 STOCK OPTION PLAN

                                  ____ FOR       ____ AGAINST   ____ ABSTAIN

3.  APPROVAL OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                  ____ FOR       ____ AGAINST   ____ ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

            (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN AND FOR APPROVAL OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN. This proxy also grants discretionary authority to vote with respect to any other business which may properly come before the Annual Meeting of Stockholders and any and all adjournments and postponements thereof.

    Please sign below exactly as name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  DATE:____________________, 1996


                                  _______________________________
                                  Signature


                                  _______________________________
                                  Signature if held jointly

    PLEASE MARK, SIGN AND DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.